UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013
WHERE FOOD COMES FROM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133624 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition

On September 19, 2013, Where Food Comes From, Inc. (“WFCF” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the signing of an Asset Purchase Exchange Agreement (the “Purchase Agreement”), dated September 16, 2013, which was entered into by and among WFCF, Validus Verification Services LLC (the “Buyer” or “Validus”), Praedium Ventures, LLC, formerly Validus Ventures LLC, (the “Seller”), and each of the members of the Seller (“Seller Members”). This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the audited financial statements of Validus for the years ended December 31, 2012 and 2011, the unaudited interim period financial statements as of and for the six months ended June 30, 2013 and 2012, and the unaudited pro forma condensed consolidated financial information of the Company described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01	Exhibits
(a)           Financial Statements of Business Acquired.

The following audited financial statements of the Seller are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

•	Report of Independent Auditors,
•	Balance Sheets as of December 31, 2012 and 2011,
•	Statements of Income and Members’ Equity for the years ended December 31, 2012 and 2011,
•	Statements of Cash Flows for the years ended December 31, 2012 and 2011,
•	Notes to Financial Statements

The unaudited interim period condensed financial statements as of and for the six months ended June 30, 2013 and 2012 are filed as exhibit 99.2

(b)           Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company is filed as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013
•	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012
•	Notes to unaudited pro forma condensed consolidated financial statements.

(d) Exhibits

Exhibit	Description
99.1 99.2
Audited financial statements of the Seller as of and for the year ended December 31, 2012 and 2011 and Report of Independent Auditors;
Unaudited interim condensed financial statements as of and for the six months ended June 30, 2013 and 2012.

99.3	Unaudited pro forma condensed consolidated financial information of Where Food Comes From, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)
	By:	/s/ Lisa Fischer
Date: November 25, 2013		Lisa Fischer
Chief Financial Officer

VALIDUS VENTURES, LLC

Audited Financial Statements
For the Years Ended
December 31, 2012 and 2011

      TABLE OF CONTENTS

Page

Report of independent auditor	1 - 2

Financial statements

Balance sheets	3

Statements of income and members' equity	4

Statements of cash flows	5

Notes to financial statements	6 - 9

Report of Independent Auditor

To the Members
Validus Ventures, LLC
Urbandale, Iowa

Report on the Financial Statements
We have audited the accompanying financial statements of Validus Ventures, LLC, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of income, changes in members' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Validus Ventures, LLC as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Des Moines, Iowa
March 12, 2013

	2012	2011
ASSETS

Current assets
Cash and cash equivalents	$46,458	$156,446
Accounts receivable - trade	754,854	1,064,341
Work in progress	65,509	22,970
Deposits	9,124	9,124
Prepaid expenses	17,384	37,068
Total current assets	893,329	1,289,949

Property and equipment
Equipment net of accumulated depreciation	83,320	42,802

Total assets	$976,649	$1,332,751

LIABILITIES AND MEMBERS' EQUITY

Current liabilities
Checks issued in excess of bank balance	$20,212	$60,590
Accounts payable - trade	237,147	120,351
Accrued liabilities	28,339	89,369
Customer deposits	5,662	—
Membership unit options payable	—	41,100
Total current liabilities	291,360	311,410

Total liabilities	291,360	311,410

Members' equity	685,289	1,021,341

Total liabilities and members' equity	$976,649	$1,332,751

See accompanying notes to financial statements.

	2012	2011
Operating revenue
Assessments/audits	$1,283,222	$998,684
Planning	749,443	929,766
Consulting	529,679	737,163
	2,562,344	2,665,613

Cost of services
Labor	653,028	586,749
Travel	152,022	119,774
Contractor fees	638,988	722,977
Contractor travel	159,080	110,153
Other expense	56,296	76,500
	1,659,414	1,616,153

Gross margin	902,930	1,049,460

Operating expenses
Administrative	591,701	529,620
LLC unit compensation expense	-	15,983
Facilities	165,528	145,948
Legal fees	37,885	28,628
Marketing	227,377	202,052
Program development	14,371	64,540
	1,036,862	986,771

Other income (expense)
Miscellaneous income	7,076	116,401
Miscellaneous expense	(124,641)	(62,209)
Interest income	5,474	52
Interest expense	—	(1,649)
	(112,091)	52,595

Net income (loss)	(246,023)	115,284

Members' equity - beginning of year	1,021,341	929,687
Paid in capital	—	1,370
Exercise of membership unit options	41,100	—
Redemptions	—	(25,000)
Distributions	(131,129)	—

Members' equity - end of year	$685,289	$1,021,341

See accompanying notes to financial statements.

	2012	2011
Cash flows from operating activities
Net income (loss)	$(246,023)	$115,284
Adjustments to reconcile net income (loss) to net
cash provided by operations:
Depreciation	13,607	3,098
(Increase) decrease in:
Accounts receivable	309,487	482,349
Work in process	(42,539)	(22,970)
Prepaid expenses	19,684	(17,646)
Increase (decrease) in:
Checks issued in excess of bank balance	(40,378)	36,177
Accounts payable	116,796	(377,453)
Accrued liabilities	(61,030)	(15,843)
Customer deposits	5,662	—
Membership units options payable	—	15,983
Net cash provided by operating activities	75,266	218,979

Cash flows from investing activities
Purchase of property and equipment	(54,125)	(38,266)
Net cash used by financing activities	(54,125)	(38,266)

Cash flows from financing activities
Paid in capital	—	1,370
Redemption of units by members	—	(25,000)
Capital distributions	(131,129)	—
Payments on long-term debt	—	(200,000)
Net cash used by financing activities	(131,129)	(223,630)

Net decrease in cash	(109,988)	(42,917)
Cash - beginning of year	156,446	199,363
Cash - end of year	$46,458	$156,446

Other disclosures:
Cash paid for interest	$—	$5,787
Cash paid for income taxes	$604	$1,359

Noncash investing and financing transactions:
Membership unit options exercised	$41,100	$—

See accompanying notes to financial statements.

VALIDUS VENTURES, LLC

Notes to Financial Statements
For the Years Ended December 31, 2012 and 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business
The Company was formed as a Delaware limited liability company on January 29, 2009 and filed as a limited liability company with the state of Iowa on April 22, 2009.  On March 4, 2009, the Company acquired certain assets and liabilities from Validus Services and commenced operations.  The Company continues to do business using the name Validus Services.  Members’ liability is limited since the Company is a limited liability company.  The Company is an agricultural consulting company testing livestock and crop producers for environmental compliance, food safety, and animal welfare.  The Company has operations located in Urbandale, Iowa and Lancaster, Wisconsin, and provides services throughout the United States and for customers located in Canada and China.

Cash and cash equivalents
For purposes of the statement of cash flows, cash on hand, checking accounts, and a money market account are considered cash equivalents.  The money market account is not covered by the FDIC or any other government agency.

Accounts receivable
The Company extends unsecured credit to customers.  Management determines the allowance for potential losses in accounts receivable periodically.  In reviewing aged receivables, management considers their knowledge of customers, historical losses, and current economic conditions in establishing the allowance for doubtful accounts.  Management believes there are no uncollectible accounts as of December 31, 2012 and 2011; therefore, there is no allowance for doubtful accounts.  Bad debt expense was $5,142 and $4,100 for 2012 and 2011, respectively.

Receivables are considered past due when payments are not received within 30 days.  The balance over 90 days was $139,275 and $342,486 as of December 31, 2012 and 2011, respectively.  No interest is charged on past due balances.

Capital assets
Capital assets are stated at cost.  The Company’s policy is to capitalize assets acquisitions in excess of $5,000.  Equipment is depreciated using straight-line over the estimated useful lives of three years.  Expenditures for normal maintenance and repairs are expensed, while major renewals are capitalized.

Income taxes
The Company is not a taxpaying entity for federal income tax purposes, and therefore these financial statements contain no provision for federal income taxes since all income tax liabilities and/or benefits of the Company pass through to the members in their individual returns.  The Company paid $604 and $1,359 of state franchise taxes for the years ended December 31, 2012 and 2011, respectively.  The Company’s tax returns for the years 2009-2012 are open to examination.  No amounts of interest or penalties related to income taxes were recognized for the years ended December 31, 2012 or 2011.

VALIDUS VENTURES, LLC

Notes to Financial Statements
For the Years Ended December 31, 2012 and 2011

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Advertising
The Company expenses advertising costs as they are incurred.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Actual results could differ from those estimates.

Subsequent events
Subsequent events were evaluated through March 12, 2013, which is also the date the financial statements were available to be issued.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2012 and 2011:

		Accumulated	Book Value	Book Value
	Cost	Depreciation	2012	2011
Furniture & equipment	$17,600	$8,965	$8,635	$14,502
Computer equipment
and software	82,425	7,740	74,685	28,300
Total	$100,025	$16,705	$83,320	$42,802

NOTE 3 - OPERATING LEASES

The Company leased its office facility in Urbandale, Iowa from an unrelated third party under an operating lease expiring on December 31, 2013.  Rent was payable in monthly installments of $2,607.  Under the lease, the Company was also responsible for common area maintenance expenses, which were approximately $1,100 a month.  The Company changed locations during 2011 and entered into a new operating lease agreement from an unrelated third party commencing November 1, 2011 and expiring October 31, 2016.  Rent is payable in monthly installments of $3,535.  Under the lease, the Company is also responsible for common area maintenance expenses, which were approximately $1,610 per month in 2012 and $1,740 per month in 2011.

The Company entered into a sublease for an office in Wisconsin, renewable each year.  Rent is payable in installments of $150 a month for a total of $1,800 a year.

The Company leases two printers under a sixty month non-cancelable lease expiring March 1, 2014 at $440 a month.

Rent expense was $63,100 and $49,502 for the years ended December 31, 2012 and 2011, respectively.  Equipment rent of $5,280 was included in repairs and maintenance for the years ended December 31, 2012 and 2011.

VALIDUS VENTURES, LLC

Notes to Financial Statements
For the Years Ended December 31, 2012 and 2011

NOTE 3 - OPERATING LEASES, CONTINUED

Future minimum lease payments consist of the following:

2013	$67,056
2014	62,656
2015	61,776
2016	51,480
$242,968
NOTE 4 - LONG-TERM DEBT

During 2009, three investors redeemed their ownership interests.  A promissory note was issued to each of them with interest charged at the prime rate as published in the Wall Street Journal.  The notes were repaid during 2011.  Interest incurred in 2011 on these notes was $1,515.

NOTE 5 - LINE OF CREDIT

The Company entered into a line of credit agreement on July 29, 2010.  The line is for a maximum of $200,000.  The line is secured by substantially all of the Company’s assets and requires monthly payments of accrued interest at the prime rate as published by the Wall Street Journal plus 1%, with a minimum rate of 5.5%.  The agreement states three members are guarantors.  The note was renewed on November 1, 2012 and maturity is scheduled for October 31, 2013.  Interest of $0 and $134 was incurred on the line of credit during 2012 and 2011, respectively.

NOTE 6 - RETIREMENT PLAN

The Company offers employees a 401(k) plan in which employees are eligible after one month of employment effective the first of January, April, July, October, November, or December.  Vesting is based on years of service from 2 to 5 years.  The Company matches 50% on employee deferrals up to 4% of pay.  Guaranteed payments to a partner are also covered by these same plan provisions.  The Company match was $9,223 and $10,944 and administrative fees were $1,862 and $1,380 for the years ended December 31, 2012 and 2011, respectively.

NOTE 7 - LLC UNIT OPTIONS

On March 4, 2009, the Company granted certain employees and the managing partner an option to purchase a total of 137,000 non-voting membership units in the Company.  The vesting date was January 1, 2011.  The options were exercised on January 1, 2012 at a price of one cent per option unit.  The option price was paid during the year ended December 31, 2011 and was deemed to be a capital contribution to the Company.  The units were estimated to have a fair market value of thirty cents a unit at grant date, and total expense of $41,100 was recognized on the membership units in 2009, 2010 and 2011.  The expense recognized during the year ended December 31, 2011 was $15,983.

VALIDUS VENTURES, LLC

Notes to Financial Statements
For the Years Ended December 31, 2012 and 2011

NOTE 8 - CONCENTRATIONS

If the financial condition or operations of the Company’s customers deteriorate, the risks associated with selling on credit could increase substantially.  As of December 31, 2012, one customer accounted for 17% of the Company’s accounts receivable and one customer accounted for 11% of the Company’s total sales revenue for 2012.  As of December 31, 2011, three customers accounted for 52% of the Company’s accounts receivable and two customers accounted for 31% of the Company’s total sales revenue for 2011.  The Company does not require collateral or other security to support accounts receivable.

NOTE 9 - RELATED PARTY TRANSACTIONS

Administrative expenses include $75,061 and $54,769 for accounting services for the years ended December 31, 2012 and 2011.  The accounting fees were paid to a company that is owned by a member of the LLC.

A member receives compensation for services through guaranteed payments.  $281 and $2,363 was included in accounts payable at December 31, 2012 and 2011 to this member.

NOTE 10 - ACQUISITION OF FACILITY CERTIFICATION INSTITUTE, INC.

In June 2012, Validus Ventures, LLC entered into an Asset Purchase Agreement with Facility Certification Institute, Inc., a not for profit organization to purchase substantially all of their capital assets, contracts, agreements, licenses and owned intangible property rights for $20,000.   The effective date of the closing was January 1, 2013 and the payment of $20,000 was made in January 2013.

Facility Certification Institute, Inc.’s organizational purpose was to advance the interests of food safety and to provide testing and certification programs for animal feeds and animal feed ingredients.  It was determined that there were efficiencies in combining the operations of Facility Certification Institute Inc. with Validus Ventures, LLC.

Legal fees of $27,995 were incurred in 2012 for the acquisition and are included in miscellaneous expense.

NOTE 11 – OTHER MATTERS

The company is in negotiations for the potential sale of the audits and assessments portion of the business including the Validus name and trademark.

VALIDUS VENTURES, LLC

Unaudited Condensed Financial Statements
As of and for the six months ended
June 30, 2013 and 2012

Validus Ventures LLC
Condensed Balance Sheets

	(unaudited)
	June 30,	December 31,
	2013	2012

ASSETS
Current Assets
Cash and cash equivalents	$—	$46,458
Accounts receivable	601,460	754,854
Work in progress	106,550	65,509
Prepaid expenses and other current assets	70,055	26,508
Total Current Assets	778,065	893,329

Property and Equipment, net	75,388	83,320

TOTAL ASSETS	$853,453	976,649

LIABILITIES
Current Liabilities
Accounts payable and accrued expenses	$411,967	$285,698
Line of credit	50,000	—
Deferred revenue and customer deposits	48,886	5,662
Total Liabilities	510,853	291,360

EQUITY
Member's equity	342,600	685,289
MEMBERS' EQUITY	342,600	685,289
TOTAL LIABILITIES & EQUITY	$853,453	$976,649

See accompanying notes to unaudited condensed financial statements.

Validus Ventures LLC
Condensed Statements of Loss and Members' Equity
For the Six Months Ending June 30,
(unaudited)

	2013	2012

Total service revenue	$1,297,680	$1,227,406

Cost of Services Sold	890,943	758,872
Gross Margin	406,737	468,534

Selling, general and administrative costs	588,137	502,862

Operating income (loss)	(181,400)	(34,328)

Other income (expense)	(161,290)	(53,389)

Net Income (Loss)	(342,690)	(87,717)

Members' equity - beginning of period	685,290	1,021,342
Exercise of membership unit options	—	41,100
Distributions	—	(110,225)
Members' equity - end of period	$342,600	$864,500

See accompanying notes to unaudited condensed financial statements.

Validus Ventures LLC
Condensed Statements of Cash Flows
For the Six Months Ending June 30, (unaudited)

	2013	2012

Net cash (used in) provided by operating activities	$(96,458)	$36,602

Net cash used in investing activities	—	(27,424)

Net cash provided by (used in) financing activities	50,000	(69,125)

Net decrease in cash and cash equivalents	(46,458)	(59,947)
Cash and cash equivalents, beginning of period	46,458	156,446
Cash and cash equivalents, end of period	$—	$96,499

See accompanying notes to unaudited condensed financial statements.

Validus Ventures LLC
Notes to Unaudited Condensed Interim Financial Statements
June 30, 2013 and 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business
The Company was formed as a Delaware limited liability company on January 29, 2009 and filed as a limited liability company with the state of Iowa on April 22, 2009.  On March 4, 2009, the Company acquired certain assets and liabilities from Validus Services and commenced operations.  The Company continues to do business using the name Validus Services.  Members’ liability is limited since the Company is a limited liability company.  The Company is an agricultural consulting company testing livestock and crop producers for environmental compliance, food safety, and animal welfare.  The Company has operations located in Urbandale, Iowa and Lancaster, Wisconsin, and provides services throughout the United States and for customers located in Canada and China.

Basis of Presentation
Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted. However, we believe that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting primarily of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of our financial position and results of operations. These unaudited interim financial statements should be read in conjunction with the Company’s audited December 31, 2012 financial statements. The operating results for the second quarter and year to date period ended June 30, 2013 are not necessarily indicative of the results to be expected for any other interim period of any future year.

Cash and cash equivalents
For purposes of the statement of cash flows, cash on hand, checking accounts, and a money market account are considered cash equivalents.  The money market account is not covered by the FDIC or any other government agency.

Accounts receivable
The Company extends unsecured credit to customers.  Management determines the allowance for potential losses in accounts receivable periodically.  In reviewing aged receivables, management considers their knowledge of customers, historical losses, and current economic conditions in establishing the allowance for doubtful accounts.  Management believes there are no uncollectible accounts as of June 30, 2013 and December 31, 2012; therefore, there is no allowance for doubtful accounts.

Capital assets
Capital assets are stated at cost.  The Company’s policy is to capitalize asset acquisitions in excess of $5,000.  Equipment is depreciated on a straight-line over the estimated useful lives of three years.  Expenditures for normal maintenance and repairs are expensed, while major renewals are capitalized.

Validus Ventures LLC
Notes to Unaudited Condensed Interim Financial Statements
June 30, 2013 and 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Income taxes
The Company is not a taxpaying entity for federal income tax purposes, and therefore these financial statements contain no provision for federal income taxes since all income tax liabilities and/or benefits of the Company pass through to the members in their individual returns.

Advertising
The Company expenses advertising costs as they are incurred.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Actual results could differ from those estimates.

NOTE 2 - OPERATING LEASES

The Company leases its office facility in Urbandale, Iowa from an unrelated third party under an operating lease expiring on October 31, 2016.  Rent is payable in monthly installments of $3,535.  Under the lease, the Company is also responsible for common area maintenance expenses.

The Company entered into a sublease for an office in Wisconsin, renewable each year.  Rent is payable in installments of $150 a month for a total of $1,800 a year.

The Company leases two printers under a sixty month non-cancelable lease expiring March 1, 2014 at $440 a month.

Future minimum lease payments consist of the following as of June 30, 2013:

2013 (remaining six months)	$33,528
2014	62,656
2015	61,776
2016	51,480
$209,440

Validus Ventures LLC
Notes to Unaudited Condensed Interim Financial Statements
June 30, 2013 and 2012

NOTE 3 - LINE OF CREDIT

The Company entered into a line of credit agreement on July 29, 2010.  The line is for a maximum of $200,000.  The line is secured by substantially all of the Company’s assets and requires monthly payments of accrued interest at the prime rate as published by the Wall Street Journal plus 1%, with a minimum rate of 5.5%.  The agreement states three members are guarantors.  The note was renewed on November 1, 2012 and maturity is scheduled for October 31, 2013.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company pays accounting fees to a company that is owned by a member of the LLC. Fees approximate $18,750 per quarter and is included in selling, general and administrative expenses on the condensed statement of operations.

NOTE 5 - ACQUISITION OF FACILITY CERTIFICATION INSTITUTE, INC.

In June 2012, the Company entered into an Asset Purchase Agreement with Facility Certification Institute, Inc., a not for profit organization to purchase substantially all of their capital assets, contracts, agreements, licenses and owned intangible property rights for $20,000.   The effective date of the closing was January 1, 2013 and the payment of $20,000 was made in January 2013.

Facility Certification Institute, Inc.’s organizational purpose was to advance the interests of food safety and to provide testing and certification programs for animal feeds and animal feed ingredients.  It was determined that there were efficiencies in combining the operations of Facility Certification Institute Inc. with Validus Ventures, LLC.

Legal fees of $27,995 were incurred in 2012 for the acquisition and are included in miscellaneous expense.

NOTE 6 – SUBSEQUENT EVENTS

On September 16, 2013, the Company sold its auditing and verification business to Validus Verification Services, LLC, whereby the Company retains a 40% non-controlling interest and the majority interest is held by Where Food Comes From, Inc (WFCF).  Pursuant to the Asset Purchase Agreement executed as part of the transaction, WFCF contributed $565,000 in cash and approximately $940,000 in WFCF common stock, which is a publicly traded company.  The Company will retain its 40% non-controlling interest for 30 months from the anniversary of the agreement date, at which time the Company can obligate WFCF to purchase its interest at a rate based on a trailing twelve months EBITDA.

HEADNOTE TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 16, 2013, Where Food Comes From, Inc. (“WFCF” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), dated September 16, 2013, by and among Where Food Comes From, Inc. (“WFCF” or the “Company”), Validus Verification Services LLC (the “Buyer” or “Validus”), Praedium Ventures, LLC formerly Validus Ventures LLC (the “Seller”), and each of the members of the Seller (“Seller Members”).

Pursuant to the Purchase Agreement, WFCF caused Validus to be organized to purchase and acquire certain audit, assessment and verification business assets of the Seller.  Such assets acquired included, but were not limited to, verification tools used in the acquired business, including the processes, procedures, systems and documents, intellectual property, a database, contracts and licenses and accounts receivable. Validus acquired such assets in exchange for aggregate consideration of approximately $1.5 million, which included $565,000 in cash and 708,681 shares (the “Shares”) of common stock of WFCF valued at approximately $940,000, based upon the closing price of our common stock on September 16, 2013, of $1.32 per share. In connection with this transaction, the Seller was also issued a 40% interest in Validus, with the Company holding a 60% interest. The Company has the first right of refusal on the remaining 40% of the outstanding stock.  The cash consideration component is subject to adjustment based upon a net working capital calculation, as defined, whereby if net working capital exceeds $150,000, the cash consideration shall not be adjusted and Seller will keep and collect on all accounts receivable over $150,000. If the net working capital is less than $150,000, the cash consideration shall be decreased by the amount by which the net working capital is less than $150,000.

At any time following the thirty-month anniversary of the effective date of the Purchase Agreement, the Company shall have the option, but not the obligation, to purchase all the units (the 40% interest) of Validus held by Praedium, and Praedium shall have the option, but not the obligation, to require the Company to purchase all the units of Validus held by Praedium.  The purchase price for the units shall be equal to the amount the selling holders of the units would be entitled to receive upon a liquidation of the Validus assuming all of the assets of Validus are sold for a purchase price equal to the product of eight and half times trailing twelve-month earnings before income taxes, depreciation and amortization, as defined.

Because Praedium, at its option, can require the Company to purchase its 40% interest in Validus, the Validus noncontrolling interest meets the definition of a contingently redeemable noncontrolling interest.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma condensed consolidated financial statements. The actual allocation of the purchase price and the resulting effect on income from operations may differ from the pro forma amounts included herein. The pro forma adjustments represent the Company's provisional allocation of acquisition accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma condensed consolidated financial statements are subject to change, and the final amounts may differ substantially from the provisional amounts.

The accompanying pro forma condensed consolidated balance sheet as of June 30, 2013, gives effect to the acquisition as if it had been consummated as of June 30, 2013. The accompanying pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and year ended December 31, 2012, gives effect to the acquisition as if it had been consummated at the beginning of the periods presented.

The pro forma financial information should be read in conjunction with our historical consolidated financial statements used in the presentation of the pro forma financial information. THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE TRANSACTION OCCURRED AT THE DATES INCLUDED IN THE PRO FORMA FINANCIAL INFORMATION.

Where Food Comes From, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet

	WFCF	Validus
	as of	as of			Pro Forma
	June 30,	June 30,	Total		June 30,
	2013	2013	Adjustments	Notes	2013
Assets	(historical)	(historical)
Current assets:
Cash and cash equivalents	$1,490,202	-	(565,000)	(a), (b)	$925,202
Accounts receivable, net	437,643	601,460	(451,460)	(b), (c)	587,643
Prepaid expenses and other current assets	96,447	176,605	(176,605)	(b)	96,447
Deferred tax assets	244,154	-	-		244,154
Total current assets	2,268,446	778,065	(1,193,065)		1,853,446
Property and equipment, net	150,698	75,388	(75,388)	(b)	150,698
Intangible assets, net	283,743	-	1,604,000	(c)	1,887,743
Goodwill	532,997	-	746,765	(c)	1,279,762
Deferred tax assets, noncurrent	277,177	-	-		277,177
Total assets	$3,513,061	$853,453	$1,082,312		$5,448,826

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$175,444	411,967	(414,273)	(b)	$173,138
Accrued expenses and other current liabilities	42,204	-	2,306	(b)	44,510
Customer deposits	41,313	950	(950)	(b)	41,313
Deferred revenue	201,465	47,936	(47,936)	(b)	201,465
Short-term debt and current portion of notes payable	24,004	50,000	(50,000)	(b)	24,004
Current portion of capital lease obligations	4,065	-	-		4,065
Total current liabilities	488,495	510,853	(510,853)		488,495
Capital lease obligations, net of current portion	12,921	-	-		12,921
Notes payable and other long-term debt	177,591	-	-		177,591
Notes payable, related party	200,000	-	-		200,000
Total liabilities	879,007	510,853	(510,853)		879,007

Contingently redeemable non-controlling interest	-	-	1,000,306	(d)	1,000,306

Stockholders' equity:
Common stock	22,156	417,870	(417,870)	(b)	22,922
Common stock issued in acquisition			766	(a), (g)
Additional paid-in-capital	3,769,402	-	1,009,693	(a), (g)	4,779,095
Treasury stock	(150,849)	-	-		(150,849)
Accumulated other comprehensive loss	-	-	-		-
Accumulated deficit	(1,291,005)	(75,270)	270	(g)	(1,366,005)
Total stockholders' equity	2,349,704	342,600	592,859		3,285,163
Non-controlling interest	284,350	-	-		284,350
Total liabilities and stockholders' equity	$3,513,061	$853,453	$1,082,312		$5,448,826

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Where Food Comes From, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	WFCF	Validus			Pro Forma
	Six months ended	Six months ended			Six months ended
	June 30,	June 30,	Pro Forma		June 30,
	2013	2013	Adjustments	Notes	2013
	(historical)	(historical)
Revenues:
Service revenues	$1,917,200	$1,297,680	$(517,355)	(b)	$2,697,525
Product sales	280,868	—	—		280,868
Other revenue	68,193	—	—		68,193
Total revenues	2,266,261	1,297,680	(517,355)		3,046,586
Costs of revenues:
Labor and other costs of services	868,885	890,943	(304,654)	(b)	1,455,174
Costs of products	204,078	—	—		204,078
Total costs of revenues	1,072,963	890,943	(304,654)		1,659,252
Gross profit	1,193,298	406,737	(212,701)		1,387,334
Selling, general and administrative expenses	1,190,286	588,137	(137,495)	(b), (e), (g)	1,640,929
Income from operations	3,012	(181,400)	(75,207)		(253,595)
Other expense (income):
Interest expense	12,082	—	—		12,082
Other income (expense), net	(846)	(161,290)	161,290	(b)	(846)
Income before income taxes	(8,224)	(342,690)	86,084		(264,831)
Income tax expense (benefit)	(1,114)	—	—		(1,114)
Net loss	(7,110)	(342,690)	86,084		(263,717)
Adjustment to net loss for non-controlling interest	3,645	—	48,576	(d)	52,221
Net loss attributable to WFCF common shareholders	$(3,465)	$(342,690)	$134,660		$(211,496)

Net income per share:
Basic	$ *				$(0.01)
Diluted	$ *				$(0.01)

Weighted average number of common shares outstanding:
Basic	21,497,916		765,499	(f), (g)	22,263,415
Diluted	21,497,916		765,499	(f), (g)	22,263,415

* Less than $0.01 per share

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the six months ended June 30, 2013

The following notes relate to the unaudited pro forma condensed consolidated financial statements for the six months ended June 30, 2013:

(a)
To reflect the total consideration paid in the transaction, which included $565,000 in cash and 708,681 shares of common stock of WFCF valued at $935,459 based upon the closing price of our common stock on September 16, 2013, of $1.32 per share.

(b)	To reflect only the assets, revenue streams and associated costs related to the auditing and verification business purchased by Validus and eliminate Validus’ equity.
(c)
To reflect the fair value of assets purchased and the excess purchase price paid over the identifiable assets acquired to intangible assets and goodwill based on the preliminary provisional allocation of the purchase price, resulting in goodwill and intangible assets as follows:

Customer relationships	935,000
Trademarks/ trade names	465,000
Internally developed software	129,000
Accreditations	75,000
Identifiable intangible assets	1,604,000
Goodwill	746,765
Total intangible assets	2,350,765

(d)	To record the contingently redeemable 40% non-controlling interest of Validus.
(e)	To reflect amortization expense related to identifiable intangible assets with estimated useful lives as follows:

Customer relationships	15 years
Trademarks/ trade names	Indefinite life
Internally developed software	3 years
Accreditations	5 years

(f)	To reflect the pro forma weighted average number of common shares outstanding based upon actual shares issued at closing.
(g)	To reflect the 56,818 shares of common stock issued for consulting fees in connection with the acquisition.

Where Food Comes From
Unaudited Pro Forma Condensed Consolidated Statement of Operations

	WFCF	Validus			Pro Forma
	Year ended	Year ended			Year ended
	December 31,	December 31,	Pro Forma		December 31,
	2012	2012	Adjustments	Notes	2012
	(historical)	(historical)
Revenues:
Service revenues	$4,328,277	$2,562,344	$(1,279,122)	(b)	$5,611,499
Product sales	809,084	—	—		809,084
Other revenue	124,006	—	—		124,006
Total revenues	5,261,367	2,562,344	(1,279,122)		6,544,589
Costs of revenues:
Labor and other costs of services	1,844,655	1,659,414	(767,462)	(b)	2,736,607
Costs of products	586,767	—	—		586,767
Total costs of revenues	2,431,422	1,659,414	(767,462)		3,323,374
Gross profit	2,829,945	902,930	(511,660)		3,221,215
Selling, general and administrative expenses	2,341,665	1,036,862	(234,030)	(b), (e), (g)	3,144,497
Income from operations	488,280	(133,932)	(277,630)		76,718
Other expense (income):
Interest expense	25,929	—	—		25,929
Loss on sale of marketable securities	(11,892)	—	—		(11,892)
Gain on disposal of property and equipment	(3,208)	—			(3,208)
Other income (expense), net	(4,239)	(112,091)	112,091	(b)	(4,239)
Income before income taxes	481,690	(246,023)	(165,539)		70,128
Income tax expense (benefit)	(391,478)	—	—		(391,478)
Net income (loss)	873,168	(246,023)	(165,539)		461,606
Adjustment to net income for non-controlling interest	(2,810)	—	86,492	(d)	83,682
Net income attributable to WFCF common shareholders	$870,358	$(246,023)	$(79,047)		$545,288

Net income per share:
Basic	$0.04				$0.03
Diluted	$0.04				$0.02

Weighted average number of common shares outstanding:
Basic	20,943,966		765,499	(f), (g)	21,709,465
Diluted	21,678,858		765,499	(f), (g)	22,444,357

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the year ended December 31, 2012

The following notes relate to the unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2012:

(a)
To reflect the total consideration paid in the transaction, which included $565,000 in cash and 708,681 shares of common stock of WFCF valued at $935,459 based upon the closing price of our common stock on September 16, 2013, of $1.32 per share.

(b)	To reflect only the assets, revenue streams and associated costs related to the auditing and verification business purchased by Validus and eliminate Validus’ equity.
(c)
To reflect the fair value of assets purchased and the excess purchase price paid over the identifiable assets acquired to intangible assets and goodwill based on the preliminary provisional allocation of the purchase price, resulting in goodwill and intangible assets as follows:

Customer relationships	935,000
Trademarks/ trade names	465,000
Internally developed software	129,000
Accreditations	75,000
Identifiable intangible assets	1,604,000
Goodwill	746,765
Total intangible assets	2,350,765

(d)	To record the contingently redeemable 40% non-controlling interest of Validus.
(e)	To reflect amortization expense related to identifiable intangible assets with estimated useful lives as follows:

Customer relationships	15 years
Trademarks/ trade names	Indefinite life
Internally developed software	3 years
Accreditations	5 years

(f)	To reflect the pro forma weighted average number of common shares outstanding based upon actual shares issued at closing.
(g)	To reflect the 56,818 shares of common stock issued for consulting fees in connection with the acquisition.